EXHIBIT 1.01
Execution Version
17,250,000 Units
VALERO GP HOLDINGS, LLC
Representing Limited Liability Company Interests
UNDERWRITING AGREEMENT
July 13, 2006
LEHMAN BROTHERS INC.
As Representative of the several
Underwriters named in Schedule II attached hereto,
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
Ladies and Gentlemen:
          Certain unitholders of Valero GP Holdings, LLC, a Delaware limited liability company (the “Company”), named in Schedule I hereto (the “Selling Unitholders”) propose to sell an aggregate of 17,250,000 units (the “Firm Units”), representing limited liability company interests in the Company (the “Units”). In addition, Sigmor Corporation, a Delaware corporation and one of the Selling Unitholders (“Sigmor”), proposes to grant to the underwriters (the “Underwriters”) named in Schedule II attached to this agreement (this “Agreement”) an option to purchase up to an aggregate of 2,587,500 additional Units on the terms and for the purposes set forth in Section 3 (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Offered Units.”
          This is to confirm the agreement among the Company, the Selling Unitholders, Valero Energy Corporation, a Delaware corporation (“Valero Energy” and, together with the Selling Unitholders, the “Selling Unitholder Parties”), and the Underwriters concerning the purchase of the Offered Units from the Selling Unitholders by the Underwriters.
          A. It is understood and agreed to by all parties hereto that the Company owns, as of each Delivery Date (as defined in Section 5 hereof):
     (i) a 2% general partner interest in Valero L.P., a publicly traded Delaware limited partnership (the “Partnership”), held indirectly through a 100% indirect ownership interest in Riverwalk Logistics, L.P., a Delaware limited partnership and the general partner of the Partnership (the “General Partner”);
     (ii) 10,213,894 common units representing a 21.38% interest in the Partnership, held indirectly through a 100% ownership interest in Riverwalk Holdings, LLC, a Delaware limited liability company (“Riverwalk Holdings”);

     (iii) as of the Initial Delivery Date, 7,397 common units representing a 0.03% interest in the Partnership held indirectly through a 100% ownership interest in Valero GP, LLC, a Delaware limited liability company and the general partner of the General Partner (“Valero GP”); and
     (iv) all of the incentive distribution rights in the Partnership (the “Incentive Distribution Rights”), held indirectly through a 100% ownership interest in the General Partner;
each as more particularly described in the Preliminary Prospectus and the Prospectus (as such terms are hereinafter defined).
          B. It is further understood and agreed to by all parties hereto that as of the date hereof:
     (i) Valero Energy owns 100% of the Units in the Company, indirectly held through its 100% ownership interest in the subsidiaries named in Schedule III hereto (each such entity listed on Schedule III a “Valero Energy Subsidiary,” and collectively the “Valero Energy Subsidiaries”) and shall ultimately receive the proceeds from the sale of the Offered Units as contemplated by this Agreement;
     (ii) The Partnership owns:
     (a) a 99.99% limited partner interest in Valero Logistics Operations, L.P., a Delaware limited partnership (“Valero OLP”);
     (b) a 0.01% general partner interest in Valero OLP, indirectly held through its 100% ownership interest in Valero GP, Inc., a Delaware corporation and general partner of Valero OLP (“Valero OLP GP” and, together with Valero OLP, the “Valero OLP Entities”);
     (c) a 99% limited partner interest in Kaneb Pipe Line Partners, L.P., a Delaware limited partnership (“KPP”);
     (d) a 1% general partner interest in KPP, indirectly held through a 100% indirect ownership interest in Kaneb GP, as hereinafter defined;
     (e) a 100% membership interest in Kaneb Pipe Line Company, LLC, a Delaware limited liability company (“Kaneb GP”) and the general partner of KPP and KPOP, as hereinafter defined, held indirectly through a 100% membership interest in Kaneb Services, LLC, a Delaware limited liability company and sole member of Kaneb GP (“Kaneb Services”);
     (f) a 100% ownership interest in Kaneb Pipe Line Operating Partnership, L.P., a Delaware limited partnership (“KPOP” and, together with KPP, Kaneb GP and Kaneb Services, the “Kaneb OLP Entities”), held indirectly through KPP and Kaneb GP; and
     (g) a 100% ownership interest in each of the subsidiaries listed on Schedule IV hereto, except as otherwise indicated on Schedule IV (collectively, the “Operating Subsidiaries” and each individually an “Operating Subsidiary”), held, directly or indirectly, through either of Valero OLP or KPOP.
          Valero GP, Riverwalk Holdings, the Partnership, the General Partner, the Valero OLP Entities and the Kaneb OLP Entities are collectively referred to herein as the “Valero MLP Parties.”
          C. Prior to the execution hereof:
     (i) Diamond Shamrock Refining and Marketing Company, a Delaware corporation (“DSRMC”), and the Company entered into the Contribution Agreement (the “Contribution Agreement”) pursuant to which DSRMC contributed 100% of the issued and outstanding membership interests in Valero GP to the Company.
          D. It is further understood and agreed to by the parties hereto that the following transaction will occur prior to the Initial Delivery Date (as defined in Section 5 hereof):
     (i) The Valero Energy Subsidiaries will receive 4.25 Units for each Unit owned on the date hereof such that the total number of Units issued and outstanding immediately prior to the Initial Delivery Date (as defined in Section 5 hereof) is equal to 42,500,000 Units (the “Unit Split”).
The transactions contemplated by the Contribution Agreement and the Unit Split are referred to herein as the “Transactions.”
          E. It is further understood and agreed to by the parties hereto that the following additional transactions will occur substantially contemporaneously with the Initial Delivery Date (as defined in Section 5 hereof):
     (i) The Company shall have amended and restated its limited liability company agreement (as so amended and restated, the “LLC Agreement”) to conform to the description thereof set forth in the Prospectus under the caption “Description of Our Limited Liability Company Agreement;”
     (ii) The Company and Valero GP shall have entered into an Administration Agreement (the “Administration Agreement”) consistent with the description thereof set forth in the Prospectus under the caption “Certain Relationships and Related Transactions—Related Party Transactions—Administration Agreement;”

     (iii) The Company and the Partnership shall have entered into a Non-Compete Agreement (the “Non-Compete Agreement”) consistent with the description thereof set forth in the Prospectus under the caption “Certain Relationships and Related Transactions—Related Party Transactions—Non-Compete Agreement;” and
     (iv) The Company shall enter into a $20 million credit facility (the “Credit Facility”) consistent with the description thereof set forth in the Prospectus under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Valero GP Holdings, LLC—Liquidity and Capital Resources—New Credit Facility.”
The “Transaction Documents” shall mean the Administration Agreement, the Non-Compete Agreement, the Credit Facility, the Contribution Agreement, the Third Amended and Restated Services Agreement among Diamond Shamrock Refining and Marketing Company, a Delaware corporation, Valero Corporate Services Company, a Delaware corporation, the Partnership, Valero OLP, the General Partner and Valero GP, dated as of January 1, 2006 (the “Services Agreement”), and the Amended and Restated Omnibus Agreement among Valero Energy, Valero GP, the General Partner, the Partnership and Valero OLP, dated as of March 31, 2006. The “MLP Organizational Documents” shall mean the Valero GP LLC Agreement, the Riverwalk Holdings LLC Agreement, the GP Partnership Agreement, the Partnership Agreement, the Valero OLP Partnership Agreement, the Kaneb Services LLC Agreement, the Kaneb GP LLC Agreement, the KPP Partnership Agreement and the KPOP Partnership Agreement (as such terms are defined in Section 1 hereof). The “Organizational Documents” shall mean the LLC Agreement and the MLP Organizational Documents collectively. The “Operative Agreements” shall mean the Transaction Documents and the Organizational Documents collectively.
          The Company and the Selling Unitholders wish to confirm as follows their agreement with you in connection with the purchase of the Offered Units from the Selling Unitholders by the Underwriters.
          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:
     (a) Registration; Definitions; No Stop Order. A registration statement (Registration No. 333-132917) on Form S-1 relating to the Offered Units has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to you as the representative of the Underwriters (the “Representative”). As used in this Agreement:
(i) “Applicable Time” means 5:00 p.m. (New York City time) on the date of this Agreement;

(ii) “Effective Date” means each date and time as of which such registration statement, any post-effective amendment or amendments thereto and any registration statement or amendments thereto filed pursuant to Rule 462(b) relating to the offering of the Offered Units was or is declared effective by the Commission;
(iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Offered Units;
(iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Offered Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;
(v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with each Issuer Free Writing Prospectus set forth on Schedule VI hereto and the information set forth on Schedule VII hereto;
(vi) “Prospectus” means the final prospectus relating to the Offered Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and
(vii) “Registration Statement” means such registration statement, as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.
          Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) on or prior to the date hereof. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission.
     (b) Company Not an “Ineligible Issuer.” The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Offered Units, is not on the date hereof and will not be on the applicable Delivery Date an “ineligible issuer” (as defined in Rule 405).
     (c) Registration Statement and Prospectus Conform to the Requirements of the Securities Act. The Registration Statement conformed when filed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The Preliminary Prospectus conformed when filed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date, to the requirements of the Securities Act and the Rules and Regulations.
     (d) No Material Misstatements or Omissions in Registration Statement. The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (e) No Material Misstatements or Omissions in Prospectus. The Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (f) No Material Misstatements or Omissions in Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (g) No Material Misstatements or Omissions in Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, (i) did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) did not conflict with the information then contained in the Registration Statement.
     (h) Issuer Free Writing Prospectuses Conform to the Requirements of the Securities Act. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied with all prospectus delivery requirements and any filing and record keeping requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Company has not made any offer relating to the Offered Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative. The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations. The Company has taken all actions necessary so that any “road show” (as defined in Rule 433 of the Rules and Regulations) in connection with the offering of the Offered Units will not be required to be filed pursuant to the Rules and Regulations.
     (i) Formation and Qualification. The Company and each of the Valero MLP Parties has been duly organized and is validly existing and in good standing as a limited partnership, limited liability company or corporation, as applicable, under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign limited partnership, foreign limited liability company or foreign corporation, as applicable, in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, and except where the failure of the Kaneb OLP Entities to be so duly organized would not, (i) in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, unitholders’ or stockholders’ equity, properties, business or prospects of the Company and its subsidiaries (as defined in Rule 405) taken as a whole (a “Material Adverse Effect”); or (ii) subject the members of the Company to any material liability or disability; and the Company and each of the Valero MLP Parties has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged in all material respects as described in the Pricing Disclosure Package.
     (j) Ownership of the Company. The Valero Energy Subsidiaries own 100% of the issued and outstanding Units in and are the sole members of the Company, as shown on Schedule III; such Units have been duly authorized and validly issued in accordance with the LLC Agreement and are fully paid (to the extent required by the LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and the Valero Energy Subsidiaries own such Units free and clear of all liens, encumbrances, security interests, charges or claims.
     (k) Ownership of Valero GP by the Company. At each Delivery Date, the Company will be the sole member of Valero GP and will own 100% of the issued and outstanding membership interests in Valero GP; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of Valero GP (the “Valero GP LLC Agreement”), and are fully paid (to the extent required under the Valero GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 of the Delaware LLC Act); and the Company owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims.
     (l) Ownership of Riverwalk Holdings by the Company. At each Delivery Date, the Company will be the sole member of Riverwalk Holdings and will own 100% of the issued and outstanding membership interests in Riverwalk Holdings; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of Riverwalk Holdings (the “Riverwalk Holdings LLC Agreement”), and are fully paid (to the extent required under the Riverwalk Holdings LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 of the Delaware LLC Act); and the Company owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims.
     (m) Ownership of the General Partner Interest in the General Partner. At each Delivery Date, Valero GP will be the sole general partner of the General Partner with a 0.1% general partner interest in the General Partner; such general partner interest has been duly authorized and validly issued in accordance with the limited partnership agreement of the General Partner (the “GP Partnership Agreement”); and Valero GP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims.
     (n) Ownership of the Limited Partner Interests in the General Partner. At each Delivery Date, Riverwalk Holdings will be the sole limited partner of the General Partner with a 99.9% limited partner interest in the General Partner; such limited partner interest has been duly authorized and validly issued in accordance with the GP Partnership Agreement and is fully paid (to the extent required under the GP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 17-607 of the Delaware LP Revised Uniform Limited Partnership Act (the “Delaware LP Act”)); and Riverwalk Holdings owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims.
     (o) Ownership of the General Partner Interest and Incentive Distribution Rights in the Partnership. At each Delivery Date, the General Partner will be the sole general partner of the Partnership with a 2% general partner interest and 100% of the Incentive Distribution Rights in the Partnership; such general partner interest and Incentive Distribution Rights have been duly authorized and validly issued in accordance with the limited partnership agreement of the Partnership (the “Partnership Agreement”) and, in the case of the Incentive Distribution Rights, are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 17-607 of the Delaware LP Act); and the General Partner owns such general partner interest and Incentive Distribution Rights, in each case, free and clear of all liens, encumbrances, security interests, charges or claims.
     (p) Ownership of the Partnership’s Common Units by the Company. At each Delivery Date, Riverwalk Holdings and, at the Initial Delivery Date, Valero GP, direct wholly owned subsidiaries of the Company, will own 10,213,894 and 7,397 of the Partnership’s common units, respectively, representing a 21.38% and 0.03% limited partner interest, respectively, in the Partnership; such limited partner interests have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable

(except as such nonassessability may be affected by matters described in Section 17-607 of the Delaware LP Act); and Riverwalk Holdings and Valero GP own such limited partner interests free and clear of all liens, encumbrances, security interests, charges or claims.
     (q) Ownership of Valero OLP GP by the Partnership. At each Delivery Date, the Partnership will own 100% of the issued and outstanding capital stock of Valero OLP GP; such shares of capital stock have been duly authorized and validly issued in accordance with the certificate of incorporation and bylaws of Valero OLP GP, as amended to date, and are fully paid and nonassessable; and the Partnership owns such shares of capital stock free and clear of all liens, encumbrances, security interests, charges or claims.
     (r) Ownership of the General Partner Interest in Valero OLP. At each Delivery Date, Valero OLP GP will be the sole general partner of Valero OLP with a 0.01% general partner interest in Valero OLP; such general partner interest has been duly authorized and validly issued in accordance with the limited partnership agreement of Valero OLP (the “Valero OLP Partnership Agreement”); and Valero OLP GP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims.
     (s) Ownership of the Limited Partner Interest in Valero OLP. At each Delivery Date, the Partnership will be the sole limited partner of Valero OLP with a 99.99% limited partner interest in Valero OLP; such limited partner interest has been duly authorized and validly issued in accordance with the Valero OLP Partnership Agreement and is fully paid (to the extent required under the Valero OLP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 17-607 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims.
     (t) Ownership of Kaneb Services by the Partnership. At each Delivery Date, the Partnership will be the sole member of Kaneb Services and will own 100% of the issued and outstanding membership interests in Kaneb Services; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of Kaneb Services (the “Kaneb Services LLC Agreement”), and are fully paid (to the extent required under the Kaneb Services LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 of the Delaware LLC Act); and the Partnership owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims.
     (u) Ownership of Kaneb GP. At each Delivery Date, Kaneb Services, a wholly owned subsidiary of the Partnership, will be the sole member of Kaneb GP and will own 100% of the issued and outstanding membership interests in Kaneb GP; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of Kaneb GP (the “Kaneb GP LLC

Agreement”), and are fully paid (to the extent required under the Kaneb GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 18-607 of the Delaware LLC Act); and Kaneb Services owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims.
     (v) Ownership of the General Partner Interest in KPP. At each Delivery Date, Kaneb GP will be the sole general partner of KPP with a 1% general partner interest in KPP; such general partner interest has been duly authorized and validly issued in accordance with the limited partnership agreement of KPP (the “KPP Partnership Agreement”); and Kaneb GP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims.
     (w) Ownership of the Limited Partner Interest in KPP. At each Delivery Date, the Partnership will be the sole limited partner of KPP with a 99% limited partner interest in KPP; such limited partner interest has been duly authorized and validly issued in accordance with the KPP Partnership Agreement and is fully paid (to the extent required under the KPP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 17-607 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims.
     (x) Ownership of the General Partner Interest in KPOP. At each Delivery Date, Kaneb GP will be the sole general partner of KPOP with a 1% general partner interest in KPOP; such general partner interest has been duly authorized and validly issued in accordance with the limited partnership agreement of KPOP (the “KPOP Partnership Agreement”); and Kaneb GP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims.
     (y) Ownership of the Limited Partner Interest in KPOP. At each Delivery Date, KPP will be the sole limited partner of KPOP with a 99% limited partner interest in KPOP; such limited partner interest has been duly authorized and validly issued in accordance with the KPOP Partnership Agreement and is fully paid (to the extent required under the KPOP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Section 17-607 of the Delaware LP Act); and KPP owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims.
     (z) Ownership of the Operating Subsidiaries. Except as set forth on Schedule IV hereto, at each Delivery Date, each of Valero OLP and KPOP, as applicable, will own 100% of the outstanding capital stock, membership interests or partnership interests, as the case may be, in each of the Operating Subsidiaries; such stock, membership interests or partnership interests have been duly authorized and validly issued in accordance with the applicable certificate of incorporation and bylaws, certificate of formation and limited liability company agreement or certificate of limited partnership and partnership agreement of each Operating Subsidiary, as the case may be (collectively, the “Operating Subsidiaries Operative Documents” and, as to each individual Operating Subsidiary, the “Operating Subsidiary Operative Document”), except where the failure of such stock, membership interests or partnership interests to be so duly authorized and validly issued would not, individually or in the aggregate, have a Material Adverse Effect, and, except in the case of the general partner interests, are fully paid (to the extent required under the applicable Operating Subsidiary Operative Document) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act or Section 17-607 of the Delaware LP Act, as the case may be); and each of Valero OLP and KPOP, as applicable, own all such stock, membership interests or partnership interests, as the case may be, free and clear of all liens, encumbrances, security interests, charges or claims (collectively, “Liens”).
     (aa) No Other Subsidiaries. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement. None of the subsidiaries of the Company (other than the General Partner and the Partnership) is a “significant subsidiary” (as defined in Rule 405). None of the subsidiaries of the Partnership (other than [Valero OLP, KPOP, Support Terminals Operating Partnership, L.P., a Delaware limited partnership (“STOP”) and Shore Terminals LLC, a Delaware limited liability company (“Shore Terminals”)]) is a “significant subsidiary” (as defined in Rule 405).
     (bb) Capitalization. At the Initial Delivery Date, the issued and outstanding Units of the Company will consist of 42,500,000 Units. The Units will be the only limited liability company membership interests of the Company outstanding at each Delivery Date.
     (cc) No Preemptive Rights, Registration Rights or Options. Except as identified in the most recent Preliminary Prospectus, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Company, Valero GP, Riverwalk Holdings or the General Partner; or (ii) outstanding options or warrants to purchase any securities of the Company, Valero GP, Riverwalk Holdings or the General Partner. Neither the filing of the Registration Statement nor the offering or sale of the Offered Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Company, Valero GP, Riverwalk Holdings or the General Partner.
     (dd) Authority and Authorization. At each Delivery Date, all corporate, partnership and limited liability company action, as the case may be, required to be taken by any of the Company or the Valero MLP Parties or any of their respective unitholders, stockholders, members or partners for the authorization, sale and delivery of the Offered Units, the execution and delivery of the Operative Agreements and the consummation of the transactions (including the Transactions) contemplated by this Agreement and the Operative Agreements, shall have been validly taken.
     (ee) Authorization, Execution and Delivery of this Agreement. This Agreement has been duly authorized and validly executed and delivered by the Company.

     (ff) Authorization, Execution, Delivery and Enforceability of Certain Agreements. At or before the Initial Delivery Date, the Operative Agreements will have been duly authorized, executed and delivered by the parties thereto and each will be a valid and legally binding agreement of the parties thereto, enforceable against such parties in accordance with its terms; provided that, with respect to each agreement described in this Section 1(ff), the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided further; that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.
     (gg) No Conflicts. None of the offering or sale by the Selling Unitholders of the Offered Units, the execution, delivery and performance of this Agreement by the Company and the Selling Unitholders and the Operative Agreements by the Company, the Selling Unitholders and the Valero MLP Parties that are parties thereto or the consummation of any other transactions contemplated by this Agreement or the Operative Agreements (including the Transactions) (i) conflicts with or will conflict with, or constitutes or will constitute a violation of, the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, the charter or bylaws, or any other organizational documents of the Company or any of the Valero MLP Parties, (ii) conflicts with or will conflict with, or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of the Valero MLP Parties is a party or by which any of them are bound or to which any of their respective properties is subject, (iii) violates or will violate any statute, law, rule or regulation, or any judgment, order or decrees of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of the Valero MLP Parties or any of their properties or assets, or (iv) will result in the creation or imposition of any Lien upon any property or assets of any of the Valero MLP Parties, except, in the case of clauses (ii), (iii) and (iv), for such conflicts, breaches, violations, defaults, Liens, charges or encumbrances as would not, individually or in the aggregate, have a Material Adverse Effect, or could materially impair the ability of the Company or any of the Valero MLP Parties to perform their obligations under this Agreement or the Transaction Documents.
     (hh) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body is required in connection with the execution and delivery of this Agreement by the Company or the consummation of the Operative Agreements (including the Transactions) by the Company, the Selling Unitholders and Valero MLP Parties that are parties thereto, except for (i) such permits, consents, approvals and similar authorizations required under the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and state securities or “Blue Sky” laws, (ii) such consents that have been, or prior to the Delivery Date will be, obtained, (iii) such consents that, if not obtained, would not have a Material Adverse Effect and (iv) as disclosed in the most recent Preliminary Prospectus.
     (ii) No Defaults. Neither the Company nor any of the Valero MLP Parties is in (i) violation of its agreement of limited partnership, limited liability company agreement, certificate of incorporation or bylaws or other organizational documents, or of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it or (ii) breach or default (or an event which, with notice or lapse of time or both, would constitute such an event) in the performance of any term, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties is subject which breach, default or violation would, if continued, have a Material Adverse Effect or could materially impair the ability of the Company or any of the Valero MLP Parties to perform their obligations under this Agreement or the Transaction Documents.
     (jj) Conformity of Units to Description in the most recent Preliminary Prospectus and Prospectus. The Units conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus and Prospectus.
     (kk) No Integration. None of the Company or any Selling Unitholder has sold or issued any securities that would be integrated with the offering of the Offered Units contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.
     (ll) No Material Adverse Change. Neither the Company nor any of the Valero MLP Parties has sustained, since the date of the latest audited financial statements included in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any change in the capitalization or long-term debt of the Company or any of the Valero MLP Parties or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, unitholders’ or stockholders’ equity, properties, management, business or prospects of the Company or any of the Valero MLP Parties taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor any of the Valero MLP Parties has incurred any liability or obligation, direct, indirect or contingent, or entered into any transactions, not in the ordinary course of business, that, individually or in the aggregate, is material to the Company or any of the Valero MLP Parties, taken as a whole, otherwise than as set forth or contemplated in the Prospectus.
     (mm) Conduct of Business. Since the date as of which information is given in the most recent Preliminary Prospectus, neither the Company nor any of the Valero MLP Parties have (i) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (ii) entered into any material transaction not in the ordinary course of business or (iii) declared, paid or made any dividend or distribution on any class of security, except in the case of the Valero MLP Parties, in the ordinary course consistent with past practice.
     (nn) Financial Statements. The historical financial statements (including the related notes and supporting schedules) included in the most recent Preliminary Prospectus (and any amendment or supplement thereto) comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. The summary historical and pro forma financial data included in the most recent Preliminary Prospectus (and any amendment or supplement thereto) under the captions “Prospectus Summary—Summary Historical and Pro Forma Financial Data—Valero GP Holdings, LLC” and “Prospectus Summary—Summary Historical and Pro Forma Financial Data—Valero L.P.” and the selected historical and pro forma financial data set forth under the captions “Selected Historical and Pro Forma Financial Data—Valero GP Holdings, LLC” and “Selected Historical and Pro Forma Financial Data—Valero L.P.” are accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical financial statements and pro forma financial statements, as applicable, from which such data has been derived.
     (oo) Pro Forma Financial Statements. The pro forma financial statements included in the most recent Preliminary Prospectus (and any amendment or supplement thereto) comply as to form in all material respects with the applicable requirements of Regulation S-X and have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly computed on the bases described therein. The assumptions used in the preparation of such pro forma financial statements are, in the opinion of the Company’s and Valero GP’s management, as applicable, reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The other historical financial and statistical information and data included in the most recent Preliminary Prospectus are fairly presented.
     (pp) Statistical and Market-Related Data. The statistical and market-related data included under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business of Valero L.P.” in the most recent Preliminary Prospectus and the combined or consolidated financial statements of the Company, the Partnership and Kaneb Services, as the case may be, and their respective subsidiaries included in the most recent Preliminary Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and the Company has obtained the written consent to the use of such data from such sources to the extent required.

     (qq) Independent Registered Public Accounting Firm. KPMG LLP, who has certified certain financial statements of the Company, the Partnership, Kaneb Services and their consolidated subsidiaries, whose reports appear in the most recent Preliminary Prospectus and who has delivered the initial letter referred to in Section 9(g) hereof, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations; and Ernst & Young LLP, whose reports appear in the most recent Preliminary Prospectus and who has delivered the initial letter referred to in Section 9(g) hereof, was an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained in the most recent Preliminary Prospectus.
     (rr) Title to Properties. At each Delivery Date, the Company and each of the Valero MLP Parties will have good and indefeasible title to all real property and good and marketable title to all personal property described in the most recent Preliminary Prospectus as being owned by them, in each case free and clear of all liens, encumbrances and defects, except (i) such as are described in the most recent Preliminary Prospectus and (ii) such as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the most recent Preliminary Prospectus; all real property and buildings held under lease or license by the Company and the Valero MLP Parties are held by them under valid and subsisting and enforceable leases or licenses with such exceptions as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are to be used in the future as described in the Preliminary Prospectus. For purposes of this Underwriting Agreement, the phrase “good and indefeasible title” to all real property shall mean, with respect to any real property interest, and subject to the terms, conditions, and provisions contained in the realty deeds and leases creating such real property interest, that the ownership, rights, possession and title in the jurisdiction and locale where the real property interest is located, is in each case legally sufficient in all material respects to conduct the business and operations of the Company and the Valero MLP Parties as described in the Preliminary Prospectus under the caption “Business of Valero L.P.,” as such business and operations relate to the location of such real property interest, and is free and clear of all liens, claims, security interests or other encumbrances excepting (in each case) permitted encumbrances, such title defects, and imperfections, limitations, correlative rights, or appurtenant rights or obligations contained in, arising from or created by the instrument under which the Company or any of the Valero MLP Parties hold title to such real property interest or contained in its chain of title thereto, which do not materially and adversely effect current or intended use or operation of the subject real property interest or which are capable of being routinely addressed, cured, avoided or assumed in the ordinary course of business and land management of the Company and the Valero MLP Parties.
     (ss) Rights-of Way. At each Delivery Date, the Company and each of the Valero MLP Parties will have such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct their business in the manner described in the most recent Preliminary Prospectus, subject to such qualifications as may be set forth in the most recent Preliminary Prospectus and except for such rights-of-way which, if not obtained, would not have, individually or in the aggregate, a Material

Adverse Effect; the Company and each of the Valero MLP Parties has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a Material Adverse Effect; and, except as described in the most recent Preliminary Prospectus, none of such rights-of-way contains any restriction that is materially burdensome to the Company and the Valero MLP Parties considered as a whole.
     (tt) Insurance. The Company and the Valero MLP Parties maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. Neither the Company nor any of the Valero MLP Parties has received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on each Delivery Date.
     (uu) Investment Company. Neither the Company nor any of the Valero MLP Parties is, and as of the applicable Delivery Date and, after giving effect to the offer and sale of the Offered Units and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, none of them will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.
     (vv) Litigation. Except as described in the most recent Preliminary Prospectus, there are no legal or governmental proceedings pending to which the Company, any of the Selling Unitholders or any of the Valero MLP Parties is a party or of which any property or assets of the Company, any of the Selling Unitholders or any of the Valero MLP Parties are subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect or could, in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby, and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.
     (ww) Legal Proceedings or Contracts to be Described or Filed. There are no legal or governmental proceedings or contracts or other documents of a character required to be described in the Registration Statement or the most recent Preliminary Prospectus or, in the case of documents, to be filed as exhibits to the Registration Statement, that are not described and filed as required. Neither the Company nor any of the Valero MLP Parties has knowledge that any other party to any such contract, agreement or arrangement has any intention not to render full performance as contemplated by the terms thereof; and that statements made in the most recent Preliminary Prospectus under the captions “Management’s Discussion and Analysis of

Financial Condition and Results of Operations,” “Business of Valero L.P.” and “Business of Valero GP Holdings, LLC” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.
     (xx) Certain Relationships and Related Transactions. Except as described in the most recent Preliminary Prospectus, no relationship, direct or indirect, exists between or among the Company or any of the Selling Unitholders or the Valero MLP Parties, on the one hand, and the directors, officers, equityholders, customers or suppliers of the Company or any of the Selling Unitholders or the Valero MLP Parties, on the other hand, that is required to be described in the most recent Preliminary Prospectus or the Prospectus which is not so described.
     (yy) No Labor Dispute. No labor disturbance by the employees of the Company or any of the Valero MLP Parties exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect.
     (zz) ERISA. As of the Initial Delivery Date, (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for which the Company or any of the Valero MLP Parties or any member of the “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) of the Company or any of the Valero MLP Parties would have any liability (each a “Plan”) has been maintained in all material respects in compliance with its terms and with the material requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA and for which the 30-day reporting requirement has not been waived) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined on an ongoing basis based on those assumptions used to fund such Plan) and (d) none of the Company or the Valero MLP Parties or any member of the Controlled Group of any of the Company or the Valero MLP Parties has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA), in each case that could reasonably be expected to have a Material Adverse Effect; and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

     (aaa) Tax Returns. The Company and each of the Valero MLP Parties has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of the Valero MLP Parties, nor do the Company or any of the Valero MLP Parties have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.
     (bbb) Books and Records; Accounting Controls. The Company and each of the Valero MLP Parties (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets and (ii) maintains and has maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (ccc) Disclosure Controls and Procedures. (i) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports it files or will file or submit under the Exchange Act, as applicable, is accumulated and communicated to management of the Company including its respective principal executive officers and principal financial officers, as appropriate, to allow such officers to make timely decisions regarding required disclosure and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
     (ddd) No Changes in Internal Controls. Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by KPMG LLP and the audit committee of the board of directors of the Company, (i) neither the Company nor the Partnership has been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of any such entities to record, process, summarize and report financial data, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of any such entity, and (ii) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (eee) Sarbanes-Oxley Act of 2002. There is and has been no failure on the part of the Company or the Partnership or any of the Company’s or Valero GP’s respective directors or officers, in their capacities as such, to comply in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”).
     (fff) Critical Accounting Policies. The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” in the most recent Preliminary Prospectus accurately and fully describes (A) the accounting policies that the Company and the Partnership believe are the most important in the portrayal of the financial condition and results of operations of the Company and the Partnership, and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (B) the judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.
     (ggg) Permits. The Company and each of the Valero MLP Parties has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“Permits”) as are necessary to own its properties and to conduct its businesses in the manner described in the most recent Preliminary Prospectus, subject to such qualifications as may be set forth in the most recent Preliminary Prospectus and except for such permits which, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and each of the Valero MLP Parties has fulfilled and performed all its material obligations with respect to the Permits which are due to have been fulfilled and performed by such date, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such Permits, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect; and, except as described in the most recent Preliminary Prospectus, none of the Permits contain any restriction that is materially burdensome to the Company and the Valero MLP Parties considered as a whole.
     (hhh) Environmental Compliance. The Company and each of the Valero MLP Parties (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below) (“Environmental Laws”), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permits and (iv) do not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases would not, individually or in the aggregate, have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.
     (iii) Directed Units Sales. None of the Directed Units distributed in connection with the Directed Unit Program (each as defined in Section 4) will be offered or sold outside of the United States. The Company has not offered, or caused Lehman Brothers Inc. to offer, Offered Units to any person pursuant to the Directed Unit Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company or any of the Valero MLP Parties to alter the customer’s or supplier’s level or type of business with any such entity or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of the Valero MLP Parties, or their respective businesses or products.
     (jjj) No Restrictions on Distributions. None of the Operating Subsidiaries is currently prohibited, directly or indirectly, from paying any dividends or other distributions, as applicable, to the Partnership, from repaying to the Partnership any loans or advances to such Operating Subsidiary from the Partnership or from transferring any of such Operating Subsidiary’s property or assets to the Partnership or any other Operating Subsidiary of the Partnership, except as described in or contemplated by (A) the most recent Preliminary Prospectus, (B) the organizational documents of the Operating Subsidiaries or (C) the periodic and current reports filed by the Partnership with the Commission pursuant to the Exchange Act.
     (kkk) No Distribution of Other Offering Materials. Neither the Company nor any of the Valero MLP Parties has distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Offered Units, will distribute any offering material in connection with the offering and sale of the Offered Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representative has consented in accordance with Section 1(h) or 6(a)(v) or as set forth on Schedule VI hereto and, in connection with the Directed Unit Program described in Section 4, the enrollment materials prepared by Lehman Brothers Inc.
     (lll) Market Stabilization. The Company has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Partnership to facilitate the sale or resale of the Offered Units.
     (mmm) Listing on the New York Stock Exchange. The Offered Units have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange.
          Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Offered Units shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

          2. Representations, Warranties and Agreements of the Selling Unitholder Parties. The Selling Unitholder Parties, jointly and severally, represent, warrant and agree that:
     (a) No Use of Free Writing Prospectus. None of the Selling Unitholders or any person acting on behalf of the Selling Unitholders (other than, if applicable, the Company and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405), relating to the Offered Units.
     (b) Title to Offered Units. The Selling Unitholders have, and immediately prior to any Delivery Date on which the Selling Unitholders are selling Offered Units, the Selling Unitholders will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Offered Units to be sold by the Selling Unitholders hereunder on such Delivery Date, free and clear of all liens, encumbrances, equities or claims.
     (c) Underwriters’ Interest in the Offered Units. The Offered Units to be sold by the Selling Unitholders hereunder are subject to the interest of the Underwriters and the other Selling Unitholders thereunder and the obligations of the Selling Unitholders hereunder shall not be terminated by any act of the Selling Unitholders, by operation of law or the occurrence of any other event.
     (d) Underwriters Are Protected Purchasers. Upon payment for the Offered Units to be sold by the Selling Unitholders, delivery of such Offered Units, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Offered Units in the name of Cede or such other nominee and the crediting of such Offered Units on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Offered Units), (i) DTC shall be a “protected purchaser” of such Offered Units within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Offered Units and (iii) no action based on any “adverse claim,” within the meaning of Section 8-102 of the UCC, to such Offered Units may be asserted against the Underwriters with respect to such security entitlement. For purposes of this representation, the Selling Unitholder Parties may assume that when such payment, delivery and crediting occur, (A) such Offered Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s unit registry in accordance with the LLC Agreement and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (C) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.
     (e) Authority and Authorization. The Selling Unitholders have full right, power and authority, corporate or otherwise, to enter into this Agreement; and this Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Unitholders.

     (f) No Conflicts. The execution, delivery and performance of this Agreement by the Selling Unitholders and the consummation by the Selling Unitholders of the transactions contemplated hereby do not and will not (i) result in any violation of the provisions of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement or charter or by-laws of the Selling Unitholders, (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or a change of control under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Selling Unitholders are a party or by which the Selling Unitholders are bound or to which any of the property or assets of the Selling Unitholders are subject or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Unitholders or the property or assets of the Selling Unitholders, except, in the case of clauses (ii) and (iii), for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect, or could materially impair the ability of the Selling Unitholders to perform their obligations under this Agreement.
     (g) No Consents. No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Selling Unitholders or the property or assets of the Selling Unitholders is required for the execution, delivery and performance of this Agreement by the Selling Unitholders and the consummation by the Selling Unitholders of the transactions contemplated hereby, except for the registration of the Offered Units under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Offered Units by the Underwriters.
     (h) No Material Misstatements or Omissions in Registration Statement. The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (i) No Material Misstatements or Omissions in Prospectus. The Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (j) No Material Misstatements or Omissions in the Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (k) Issuer Free Writing Prospectuses Conform to the Requirements of the Securities Act. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, (i) did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) did not conflict with the information then contained in the Registration Statement.
     (l) Market Stabilization. The Selling Unitholder Parties have not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or the Partnership to facilitate the sale or resale of the Offered Units.
     (m) No Violation of Company Policy. The sale of the Offered Units by the Selling Unitholders does not violate any of the Company’s internal policies regarding the sale of Units by its affiliates.
            Any certificate signed by any officer of the Selling Unitholders and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Offered Units shall be deemed a representation and warranty by the Selling Unitholders, as to matters covered thereby, to each Underwriter.
            3. Purchase of the Offered Units by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Selling Unitholders agree to sell, severally and not jointly, the Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter’s name in Schedule II hereto. The respective purchase obligations of the Underwriters with respect to the Firm Units shall be rounded among the Underwriters to avoid fractional units, as the Representative may determine.
            In addition, Sigmor grants to the Underwriters an option to purchase up to 2,587,500 Option Units. Such option is exercisable in the event that the Underwriters sell more Offered Units than the number of Firm Units in the offering and as set forth in Section 5 hereof. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional Offered Units as the Representative may determine) that bears the same proportion to the total number of Option Units to be sold on such

Delivery Date as the number of Firm Units set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Units.
            The price of both the Firm Units and any Option Units purchased by the Underwriters shall be $20.735 per unit.
            The Selling Unitholders shall not be obligated to deliver any of the Firm Units or, in the case of Sigmor, the Option Units to be delivered on the applicable Delivery Date, except upon payment for all such Offered Units to be purchased on such Delivery Date as provided herein.
            4. Offering of Offered Units by the Underwriters. Upon authorization by the Representative of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions to be set forth in the Prospectus.
            It is understood that 1,207,500 Firm Units (the “Directed Units”) will initially be reserved by the several Underwriters for offer and sale upon the terms and conditions to be set forth in the most recent Preliminary Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”) to employees of the Company and its affiliates who have heretofore delivered to Lehman Brothers Inc. offers to purchase Firm Units in form satisfactory to Lehman Brothers Inc. (such program, the “Directed Unit Program”) and that any allocation of such Firm Units among such persons will be made in accordance with timely directions received by Lehman Brothers Inc. from the Company; provided that under no circumstances will Lehman Brothers Inc. or any Underwriter be liable to the Company or to any such person for any action taken or omitted in good faith in connection with such Directed Unit Program. It is further understood that any Directed Units not affirmatively reconfirmed for purchase by any participant in the Directed Unit Program by 9:00 A.M., New York City time, on the first business day following the date hereof or otherwise are not purchased by such persons will be offered by the Underwriters to the public upon the terms and conditions set forth in the most recent Preliminary Prospectus.
            The Company agrees to pay all fees and disbursements incurred by the Underwriters in connection with the Directed Unit Program and any stamp duties or other taxes incurred by the Underwriters in connection with the Directed Unit Program.
            5. Delivery of and Payment for the Offered Units. Delivery of and payment for the Firm Units shall be made at 10:00 A.M., New York City time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representative and the Company. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Firm Units shall be made to the Representative for the account of each Underwriter against payment by the several Underwriters through the Representative and of the respective aggregate purchase prices of the Firm Units being sold by the Selling Unitholders to or upon the order of the Selling Unitholders of the purchase price by wire transfer in immediately available funds to the accounts specified by the Selling Unitholders. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Selling Unitholders shall deliver the Firm Units through the facilities of the Depository Trust Company unless the Representative shall otherwise instruct.
            The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to Sigmor by the Representative; provided that if such date falls on a day that is not a business day, the option granted in Section 3 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Representative, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time the Option Units are delivered is sometimes referred to as an “Option Unit Delivery Date,” and the Initial Delivery Date and any Option Unit Delivery Date are sometimes each referred to as a “Delivery Date.”
            Delivery of the Option Units by Sigmor and payment for the Option Units by the several Underwriters through the Representative shall be made at 10:00 A.M., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representative and the Company. On the Option Unit Delivery Date, Sigmor shall deliver or cause to be delivered the Option Units to the Representative for the account of each Underwriter against payment by the several Underwriters through the Representative and of the respective aggregate purchase prices of the Option Units being sold by Sigmor to or upon the order of Sigmor of the purchase price by wire transfer in immediately available funds to the account specified by Sigmor. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Sigmor shall deliver the Option Units through the facilities of Depository Trust Company unless the Representative shall otherwise instruct.
            6. Further Agreements of the Company and the Underwriters.
            (a) The Company agrees:
     (i) Preparation of Prospectus and Registration Statement. To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representative with copies thereof; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free

Writing Prospectus, of the suspension of the qualification of the Offered Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;
     (ii) Signed Copies of Registration Statement. To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;
     (iii) Copies of Documents to Underwriters. To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per unit earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (C) each Issuer Free Writing Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Offered Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representative and, upon its request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;
     (iv) Filing of Amendment or Supplement. To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission; prior to filing with the Commission any amendment or supplement to the Registration Statement or to the Prospectus, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing;
     (v) Issuer Free Writing Prospectus. Not to make any offer relating to the Offered Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative; to retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representative and, upon its request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representative may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;
     (vi) Reports to Security Holders. As soon as practicable after the Effective Date (it being understood that the Company shall have until at least 410 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 455 days after the end of the Company’s current fiscal quarter), to make generally available to the Company’s security holders and to deliver to the Representative an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);
     (vii) Qualifications. Promptly from time to time to take such action as the Representative may reasonably request to qualify the Offered Units for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Units; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign limited partnership in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;
     (viii) Lock-Up Period; Lock-Up Letters. For a period commencing on the date hereof and ending on the 180th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Units or securities convertible into or exchangeable for Units (other than the Offered Units and Units issued pursuant to employee benefit plans, option plans or other employee compensation plans existing on the date hereof), or sell or grant options, rights or warrants with respect to any Units or securities convertible into or exchangeable for Units (other than the grant of options pursuant to option plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Units or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Units or securities convertible, exercisable or exchangeable into Units or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representative on behalf of the Underwriters, and to cause each officer, director and affiliate of the Company set forth on Schedule V hereto to furnish to the Representative, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”); notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company or the Partnership issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company or the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this Section 6(a)(viii) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the Representative, on behalf of the Underwriters, waives such extension in writing;
     (ix) Directed Unit Program. In connection with the Directed Unit Program, to ensure that the Directed Units will be restricted from sale, transfer, assignment, pledge or hypothecation for a period commencing on the date hereof and ending on the 180th day after the date of the Prospectus, and the Representative will notify the Company as to which Directed Unit Participants will need to be so restricted. At the request of the Representative, the Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.
     (b) Use of “Issuer Information” in “Free Writing Prospectus.” Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433) in any “free writing prospectus” (as defined in Rule 405) used or referred to by such Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 6, shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

            7. Further Agreements of the Selling Unitholders. Each of the Selling Unitholders agree:
     (a) Lock-Up Period. During the Lock-Up Period, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) Units or securities convertible into or exchangeable for Units (other than the Offered Units), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Units or securities convertible, exercisable or exchangeable into Units or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representative, on behalf of the Underwriters; notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company or the Partnership issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company or the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in the preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the Representative, on behalf of the Underwriters, waives such extension in writing.
     (b) Company to Confirm Expiration of Lock-Up. Prior to engaging in any transaction or taking any other action that is subject to the terms of Section 7(a) during the period from the date of this Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to Section 7(a)) has expired.
     (c) Underwriters’ Interest in Offered Units. That the Offered Units to be sold by the Selling Unitholders hereunder, which are represented by the certificates held in custody for the Selling Unitholders, are subject to the interest of the Underwriters and the other Selling Unitholders thereunder, that the arrangements made by the Selling Unitholders for such custody are to that extent irrevocable, and that the obligations of the Selling Unitholders hereunder shall not be terminated by any act of the Selling Unitholders, by operation of law or the occurrence of any other event.
     (d) No Use of Free Writing Prospectus. None of the Selling Unitholders or any person acting on behalf of the Selling Unitholders (other than, if applicable, the Company and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405), relating to the Offered Units.

     (e) Document Delivery. To deliver to the Representative prior to the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Unitholder is a non-United States person) or Form W-9 (if the Selling Unitholder is a United States person).
            8. Expenses. The Selling Unitholder Parties agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, that the Selling Unitholder Parties will pay or cause to be paid all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, sale and delivery of the Offered Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Offered Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, all as provided in this Agreement; (d) the preparation, printing, authentication, issuance and delivery of certificates for the Offered Units, including any stamp or transfer taxes in connection with the sale of the Offered Units; (e) services provided by the transfer agent or registrar; (f) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Offered Units; (g) any review by the NASD of the terms of sale of the Offered Units (including related fees and expenses of counsel to the Underwriters); (h) the listing of the Offered Units on the New York Stock Exchange or any other exchange; (i) any transfer fees or taxes relating to the transfer of the Offered Units to the Underwriters; (j) the qualification of the Offered Units under the securities laws of the several jurisdictions as provided in Section 6(a)(vii)) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (k) the offer and sale of the Offered Units by the Underwriters in connection with the Directed Unit Program, including the fees and disbursements of counsel to the Underwriters related thereto, the costs and expenses of preparation, printing and distribution of the Directed Unit Program material and all stamp duties or other taxes incurred by the Underwriters in connection with the Directed Unit Program; (l) the investor presentations on any “road show” undertaken in connection with the marketing of the Offered Units, including, without limitation, expenses associated with any electronic roadshow, travel and lodging expenses of the representatives and officers of the Company and half of the cost of any aircraft chartered in connection with the road show; and (m) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Unitholders under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Offered Units which they may sell and the expenses of advertising any offering of the Offered Units made by the Underwriters.
            9. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Unitholders contained herein, to the performance by the Company and the Selling Unitholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

     (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i); no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.
     (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.
     (c) All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Offered Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Unitholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
     (d) Andrews Kurth LLP shall have furnished to the Representative its written opinion, as counsel to the Company and the Selling Unitholders, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit B-1.
     (e) Bradley C. Barron, Vice President–General Counsel and Secretary of the Company, shall have furnished to the Representative a written opinion addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit B-2.
     (f) You shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the sale of the Offered Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representative may reasonably require, and the Company and the Selling Unitholders shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
     (g) At the time of execution of this Agreement, the Representative shall have received from each of KPMG LLP and Ernst & Young LLP a letter or letters, in form and substance satisfactory to the Representative, addressed to the Underwriters and dated the date hereof (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (h) With respect to the letters of KPMG LLP and Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representative concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Representative a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.
     (i) The Company shall have furnished to the Representative a certificate, dated such Delivery Date, signed on behalf of the Company by (1) the President and Chief Executive Officer of the Company and (2) the Senior Vice President, Chief Financial Officer and Treasurer of the Company, stating that:
     (i) The representations, warranties and agreements of the Company in Section 1 are true and correct on and as of such Delivery Date, and that the Company has complied with all of its respective agreements contained herein and satisfied all of the respective conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and
     (iii) They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and nothing has come to their attention that would lead them to believe that, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, or (3) the Pricing Disclosure Package, as of the Applicable Time,

did or do contain any untrue statement of a material fact and did or do omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading or (B) since the Effective Date, an event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth;
     (j) Each Selling Unitholder shall have furnished to the Representative on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, the Selling Unitholder stating that the representations, warranties and agreements of the Selling Unitholder contained herein are true and correct on and as of such Delivery Date and that the Selling Unitholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date.
     (k) Each Selling Unitholder shall have furnished to the Representative on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, such Selling Unitholder stating that such Selling Unitholder has carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and nothing has come to its attention that would lead it to believe that (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did and do contain any untrue statement of a material fact and did and do omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading or (B) since the Effective Date, an event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.
     (l) Except as described in the most recent Preliminary Prospectus, (i) neither the Company nor any of the Valero MLP Parties shall have sustained, since the date of the latest audited financial statements included in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capitalization or long-term debt of the Company or any of the Valero MLP Parties or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, equity, properties, management, business or prospects of the Company and Valero MLP Parties taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

     (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the public offering or delivery of the Offered Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.
     (n) The New York Stock Exchange shall have approved the Offered Units for listing, subject only to official notice of issuance and evidence of satisfactory distribution.
     (o) The Lock-Up Agreements between the Representative and the officers, directors and affiliates of the Company set forth on Schedule V and, in the case of each participant in the Directed Unit Program, the lock-up agreement contained in the Directed Unit Program materials, delivered to the Representative on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.
            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
            10. Indemnification and Contribution.
     (a) The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Offered Units), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by any Underwriter or (D) any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information or any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Offered Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information or any Non-Prospectus Road Show, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.
     (b) The Selling Unitholders Parties, jointly and severally, shall indemnify and hold harmless each Underwriter, its directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Offered Units), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Permitted Issuer Information, any Non-Prospectus Road Show or any “free writing prospectus” (as defined in Rule 405), prepared by or on behalf of the Selling Unitholder Parties or used or referred to by the Selling Unitholder Parties in connection with the offering of the Offered Units in violation of Section 7(d) (a “Selling Unitholder Free Writing

Prospectus”) or (C) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Selling Unitholder Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, its directors, officers and employees and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, its directors, officers and employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred or (iii) any breach of any representation or warranty of the Selling Unitholder Parties in this Agreement or any certificate or other agreement delivered pursuant hereto or contemplated hereby. The liability of each of the Selling Unitholders under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total gross proceeds from the offering of the Offered Units purchased under the Agreement received by each such Selling Unitholder. Notwithstanding the foregoing, the liability of Valero Energy under the indemnity contained in this paragraph shall be limited to an amount equal to the total gross proceeds from the offering of the Offered Units. The foregoing indemnity agreement is in addition to any liability that the Selling Unitholder Parties may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.
     (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and each of the Selling Unitholder Parties, their respective directors, managers, officers and employees, and each person, if any, who controls the Company or any of the Selling Unitholder Parties within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, any of the Selling Unitholder Parties or any such director, manager, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company, any of the Selling Unitholder Parties or any such director, manager, officer, employee or controlling person.

     (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under Section 10(a), 10(b), 10(c) or 10(g) except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representative shall have the right to employ counsel to represent jointly the Representative and those other Underwriters and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or any of the Selling Unitholder Parties under this Section 10 if (i) the Company, the Selling Unitholder Parties and the Underwriters shall have so mutually agreed; (ii) the Company and the Selling Unitholder Parties have failed within a reasonable time to retain counsel reasonably satisfactory to the Underwriters; (iii) the Underwriters and their respective directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the Company and the Selling Unitholder Parties; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Underwriters or their respective directors, officers, employees or controlling persons, on the one hand, and the Company and the Selling Unitholder Parties, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the Company and the Selling Unitholder Parties. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
     (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b), 10(c) or 10(g) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Unitholder Parties, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Unitholder Parties, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Unitholder Parties, on the one hand, and the Underwriters, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Units purchased under this Agreement (before deducting expenses) received by the Selling Unitholder Parties, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Offered Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Unitholder Parties or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Unitholder Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Offered Units underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.
     (f) The Underwriters severally confirm and the Company and each of the Selling Unitholder Parties acknowledges and agrees that the statements regarding delivery of units by the Underwriters set forth on the cover page of, the statements related to the release of the lock-up agreements appearing under the caption “Underwriting—Lock-Up Agreements,” the sentences related to concession and reallowance figures appearing under the caption “Underwriting—Commissions and Expenses” and the statements relating to stabilization by the Underwriters appearing under the caption “Underwriting—Stabilization, Short Positions and Penalty Bids” in, the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials.
     (g) The Company shall indemnify and hold harmless Lehman Brothers Inc. (including its directors, officers and employees) and each person, if any, who controls Lehman Brothers Inc. within the meaning of Section 15 of the Securities Act (“Lehman Brothers Entities”), from and against any loss, claim, damage or liability or any action in respect thereof to which any of the Lehman Brothers Entities may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action (i) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the approval of the Company for distribution to Directed Unit Participants in connection with the Directed Unit Program or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) arises out of, or is based upon, the failure of the Directed Unit Participant to pay for and accept delivery of Directed Units that the Directed Unit Participant agreed to purchase or (iii) is otherwise related to the Directed Unit Program; provided that the Company shall not be liable under this clause (iii) for any loss, claim, damage, liability or action that is determined in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Lehman Brothers Entities. The Company shall reimburse the Lehman Brothers Entities promptly upon demand for any legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.
            11. Defaulting Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Offered Units that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule II hereto bears to the total number of Firm Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule II hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Offered Units on such Delivery Date if the total number of Offered Units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Offered Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Offered Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Offered Units to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the units that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Unit Delivery Date, the obligation of the Underwriters to purchase, and of Sigmor to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Unitholders, except that the Company and the Selling Unitholders will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule II hereto that, pursuant to this Section 11, purchases Offered Units that a defaulting Underwriter agreed but failed to purchase.
            Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and Selling Unitholder Parties for damages caused by its default. If other Underwriters are obligated or agree to purchase the Offered Units of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.
            12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representative by notice given to and received by the Company and the Selling Unitholders prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 9(l) or 9(m) shall have occurred or if the Underwriters shall decline to purchase the Offered Units for any reason permitted under this Agreement.
            13. Reimbursement of Underwriters’ Expenses. If (a) any Selling Unitholder shall fail to tender the Offered Units for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or the Selling Unitholders to perform any agreement on their part to be performed, or because any other condition to the Underwriters’ obligations hereunder required to be fulfilled by the Company or the Selling Unitholders is not fulfilled for any reason or (b) the Underwriters shall decline to purchase the Offered Units for any reason permitted under this Agreement, the Company and the Selling Unitholders will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Offered Units, and upon demand the Company and the Selling Unitholders shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, neither the Company nor the Selling Unitholders shall be obligated to reimburse any defaulting Underwriter on account of those expenses.
            14. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations or publish research reports with respect to the Company and/or the offering of the Offered Units that differ from the views of their respective investment banking divisions. The Company and the Selling Unitholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Unitholders may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Selling Unitholders by such Underwriters’ investment banking divisions. The Company and the Selling Unitholders acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.
            15. No Fiduciary Duty. The Company and the Selling Unitholders acknowledge and agree that in connection with this offering, sale of the Offered Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the Company, the Selling Unitholders and any other person, on the one hand, and the Underwriters, on the other hand, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to either the Company or the Selling Unitholders, including, without limitation, with respect to the determination of the public offering price of the Offered Units, and such relationship between the Company and the Selling Unitholders, on the one hand, and the Underwriters, on the other hand, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Company or the Selling Unitholders shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Company and the Selling Unitholders. The Company and the Selling Unitholders hereby waive any claims that the Company or the Selling Unitholders may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering of Offered Units.
            16. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 10(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: 212-520-0421);
     (b) if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Bradley C. Barron (Fax: 210-345-4861); and
     (c) if to any of the Selling Unitholders, shall be delivered or sent by mail or facsimile transmission to Valero Energy Corporation, One Valero Way, San Antonio, Texas 78249, Attention: Jay D. Browning, Senior Vice President and Corporate Secretary (Fax: 210-345-3214).
Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Unitholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.
            17. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Unitholders and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Unitholders contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of the directors and managers of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 17, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
            18. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Unitholders and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Offered Units and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.
            19. Definition of the Terms “Business Day” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405.
            20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
            21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
            22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            If the foregoing correctly sets forth the agreement among the Company, the Selling Unitholder Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

Valero GP Holdings, LLC

By:	/s/ Bradley C. Barron Bradley C. Barron
Vice President, General Counsel and Secretary

Valero Energy Corporation

By:	/s/ Jay D. Browning Jay D. Browning
Senior Vice President and Secretary

Sigmor Corporation

By:	/s/ Jay D. Browning Jay D. Browning
Vice President and Secretary

The Shamrock Pipe Line Corporation

By:	/s/ Jay D. Browning Jay D. Browning
Vice President and Secretary

Diamond Shamrock Refining Company, L.P.

By:	/s/ Jay D. Browning Jay D. Browning
Vice President and Secretary

Valero Refining – New Orleans, L.L.C.

By:	/s/ Jay D. Browning Jay D. Browning
Vice President and Secretary

Valero Refining Company – California

By:	/s/ Jay D. Browning Jay D. Browning
Senior Vice President and Secretary

Valero Refining – Texas, L.P.

By: Valero Corporate Services Company,
its general partner

By:	/s/ Jay D. Browning Jay D. Browning
Vice President and Secretary

Accepted:
Lehman Brothers Inc.
For itself and as Representative
of the several Underwriters named
in Schedule II hereto

By:	/s/ Arlene Salmonson Arlene Salmonson
Vice President
Authorized Representative

SCHEDULE I

Selling Unitholder	Firm Units	Option Units
Sigmor Corporation	9,199,911	2,587,500

The Shamrock Pipe Line Corporation	5,750,032	—

Diamond Shamrock Refining Company, L.P.	2,298,782	—

Valero Refining — New Orleans, L.L.C.	425	—

Valero Refining Company — California	425	—

Valero Refining — Texas, L.P.	425	—
Schedule I

SCHEDULE II

Underwriters	Firm Units
Lehman Brothers Inc.	3,406,875
Citigroup Global Markets Inc.	1,638,750
Goldman Sachs & Co.	1,638,750
Morgan Stanley & Co. Incorporated	1,638,750
RBC Capital Markets Corporation	1,638,750
UBS Securities LLC	1,638,750
A.G. Edwards & Sons, Inc.	905,625
Wachovia Capital Markets, LLC	905,625
Credit Suisse Securities (USA) LLC	560,625
Deutsche Bank Securities Inc.	560,625
J.P. Morgan Securities Inc.	560,625
KeyBanc Capital Markets, a division of McDonald Investments, Inc.	560,625
Raymond James & Associates, Inc.	560,625
Oppenheimer & Co. Inc.	345,000
Petrie Parkman & Co., Inc.	345,000
Sanders Morris Harris Inc.	345,000

Total	17,250,000

Schedule II

SCHEDULE III

			Units Beneficially		Units Beneficially
	Units		Owned Assuming		Owned Assuming
	Beneficially Owned		Underwriters’ Option is		Underwriters’ Option is
	Prior to Offering		Not Exercised		Exercised in Full
Name of Beneficial Owner	Units	Percent	Units	Percent	Units	Percent
Diamond Shamrock Refining and Marketing Company	21,926,636	51.6%	21,926,636	51.6%	21,926,636	51.6%

Sigmor Corporation	12,523,275	29.5	3,323,364	7.8	735,864	1.7

The Shamrock Pipe Line Corporation	5,750,032	13.5	—	—	—	—

Diamond Shamrock Refining Company, L.P.	2,298,782	5.4	—	—	—	—

Valero Refining — New Orleans, L.L.C.	425	*	—	—	—	—

Valero Refining Company — California.	425	*	—	—	—	—

Valero Refining — Texas, L.P.	425	*	—	—	—	—

*	Represents less than 1%
Schedule III

SCHEDULE IV
Operating Subsidiaries

	Jurisdiction of	Foreign	Ownership
Subsidiary	Formation	Qualifications	Percentage
Bicen Development Corporation N.V.	St. Eustatius, NA		100%
Diamond K Limited	Bermuda		100%
Kaneb, Inc.	Delaware		100%
Kaneb Investment, LLC	Delaware		100%
Kaneb LLC	Delaware		100%
Kaneb Management, LLC	Delaware		100%
Kaneb Management Company LLC	Delaware		100%
Kaneb Pipe Line Company LLC	Delaware		100%
Kaneb Pipe Line Holding Company, LLC	Delaware		100%
Kaneb Pipe Line Operating Partnership, L.P.	Delaware		100%
Kaneb Pipe Line Partners, L.P.	Delaware		100%
Kaneb Services LLC	Delaware		100%
Kaneb Terminals B.V.	Netherlands		100%
Kaneb Terminals (Eastham) Limited	UK		100%
Kaneb Terminals Limited	UK		100%
Petroburgos, S. de R.L. de C.V.	Mexico		100%
Point Tupper Marine Services Co.	Nova Scotia		100%
Ross Chemical & Storage Company Limited	UK		100%
Saba Trustcompany N.V.	St. Eustatius, NA		100%
Seven Seas Steamship Company (Saint Eustatius) N.V.	St. Eustatius, NA		100%
Shore Terminals LLC	Delaware		100%
Skelly-Belvieu Pipeline Company, L.L.C.	Delaware		50%
ST/Center Chillicothe Terminal, LLC (joint venture)	Delaware		50%
ST Linden Terminal, LLC (joint venture)	Delaware		50%
StanTrans Holding, Inc.	Delaware		100%
StanTrans, Inc.	Delaware		100%
StanTrans Partners, L.P.	Delaware		100%
Statia Marine, Inc.	BVI		100%
Statia Technology, Inc.	Delaware		100%
Statia Terminals Antilles N.V.	Curacao, NA		100%
Statia Terminals Canada Co.	Nova Scotia		100%
Statia Terminals Canada Holdings Co	Nova Scotia		100%
Statia Terminals Canada Partnership	Nova Scotia		100%
Statia Terminals Corporation N.V.	Curacao, NA		100%
Statia Terminals Delaware, Inc.	Delaware		100%
Statia Terminals, Inc.	Delaware		100%
Statia Terminals International N.V.	Curacao, NA		100%
Statia Terminals Marine Services N.V.	St. Eustatius, NA		100%
Statia Terminals New Jersey, Inc.	Delaware		100%
Statia Terminals N.V.	St. Eustatius, NA		100%
Support Terminal Operating Partnership, L.P.	Delaware		100%
Support Terminals Services, Inc.	Delaware		100%
Texas Energy Services LLC	Delaware		100%
Valero Burgos, LLC	Delaware		100%
Valero Internacional, S de R.L. de C.V.	Mexico		100%
Schedule IV

SCHEDULE V
Persons Delivering Lock-up Agreements
Directors
William E. Greehey
Stan McLelland
Officers
Curtis V. Anastasio
Steven A. Blank
Thomas R. Shoaf
Bradley C. Barron
Affiliates
Diamond Shamrock Refining and Marketing Company
Schedule V

SCHEDULE VI
Issuer Free Writing Prospectuses
None
Schedule VI

SCHEDULE VII
Additional Information in Pricing Disclosure Package
Price to public per unit: $22.00
Schedule VII

LOCK-UP LETTER AGREEMENT
Lehman Brothers Inc.
As Representative of the several
  Underwriters named in Schedule I,
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019
Ladies and Gentlemen:
          The undersigned understands that you (the “Representative”) and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of units (the “Units”) representing limited liability company interests in Valero GP Holdings, LLC, a Delaware limited liability company (the “Company”), and that the Underwriters propose to reoffer the Units to the public (the “Offering”).
          In consideration of the execution of the Underwriting Agreement by the Representative on behalf of the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of the Representative on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Units (including, without limitation, Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Units, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause, or otherwise attempt to cause, to be filed a registration statement, including any amendments thereto, with respect to the registration of any Units or securities convertible into or exercisable or exchangeable for Units or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 180th day after the date of the final prospectus relating to the Offering (such 180-day period, the “Lock-Up Period”).
          Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company or the Partnership, as defined in the Underwriting Agreement, issues an earnings release or material news or a material event relating to the Company or the Partnership occurs or (2) prior to the expiration of the Lock-Up Period, the Company or the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the
Lock-Up Letter Agreement

earnings release or the announcement of the material news or the occurrence of the material event, unless the Representative waive such extension in writing. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.
          In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.
          It is understood that, if the Company notifies the Representative that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.
          The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.
          Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.
          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Dated:
Lock-Up Letter Agreement

EXHIBIT B-1
FORM OF OPINION OF ANDREWS KURTH LLP
     1. Formation. Each of the Company, Valero GP, Riverwalk Holdings, the General Partner, the Partnership and the Valero OLP Entities has been duly formed, is validly existing and in good standing as a limited partnership, limited liability company or corporation, as applicable, and each of the Kaneb OLP Entities is validly existing and in good standing as a limited partnership or limited liability company under the laws of the State of Delaware with full partnership, limited liability company or corporate power and authority, as the case may be, necessary to own or lease its properties currently owned or leased or to be owned or leased at each Delivery Date, if any, and to conduct its business as currently conducted or to be conducted at each Delivery Date, in each case in all material respects as described in the most recent Preliminary Prospectus.
     2. Ownership of the Company. The Valero Energy Subsidiaries own 100% of the issued and outstanding Units in and are the sole members of the Company; such Units have been duly authorized and validly issued in accordance with the LLC Agreement and are fully paid (to the extent required by the LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-303 and 18-607 of the Delaware LLC Act); and the Valero Energy Subsidiaries own such Units free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming any of the Valero Energy Subsidiaries as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.
     3. Ownership of Valero GP by the Company. The Company is the sole member of Valero GP and owns 100% of the issued and outstanding membership interests in Valero GP; such membership interests have been duly authorized and validly issued in accordance with the Valero GP LLC Agreement and are fully paid (to the extent required under the Valero GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-303 and 18-607 of the Delaware LLC Act); and the Company owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Company as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.
     4. Ownership of Riverwalk Holdings by the Company. The Company is the sole member of Riverwalk Holdings and owns 100% of the issued and outstanding membership interests in Riverwalk Holdings; such membership interests have been duly authorized and validly issued in accordance with the Riverwalk Holdings LLC Agreement and are fully paid (to the extent required under the Riverwalk Holdings LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-303 and 18-607 of the Delaware LLC Act); and the Company owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Company as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.
     5. Ownership of the General Partner Interests in the General Partner. Valero GP is the sole general partner of the General Partner with a 0.1% general partner interest in the General Partner; such general partner interest has been duly authorized and validly issued in accordance with the GP Partnership Agreement; and Valero GP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Valero GP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or contained in the GP Partnership Agreement.
     6. Ownership of the Limited Partner Interests in the General Partner. Riverwalk Holdings is the sole limited partner of the General Partner with a 99.9% limited partner interest in the General Partner; such limited partner interest has been duly authorized and validly issued in accordance with the GP Partnership Agreement and is fully paid (to the extent required under the GP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303 and 17-607 of the Delaware LP Act); and Riverwalk Holdings owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Riverwalk Holdings as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or contained in the GP Partnership Agreement.
     7. Ownership of the General Partner Interest and Incentive Distribution Rights in the Partnership. The General Partner will be the sole general partner of the Partnership with a 2% general partner interest and 100% of the Incentive Distribution Rights in the Partnership; such general partner interest and Incentive Distribution Rights have been duly authorized and validly issued in accordance the Partnership Agreement and, in the case of the Incentive Distribution Rights, are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303 and 17-607 of the Delaware LP Act); and the General Partner owns such general partner interest and Incentive Distribution Rights, in each case, free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or contained in the Partnership Agreement.
     8. Ownership of the Partnership’s Common Units by the Company. Riverwalk Holdings and Valero GP own 10,213,894 and 11,597 of the Partnership’s common units, respectively, representing a 21.38% and 0.03% limited partner interest, respectively, in the

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Partnership; such limited partner interests have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303 and 17-607 of the Delaware LP Act); and Riverwalk Holdings and Valero GP own such limited partner interests free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Riverwalk Holdings and/or Valero GP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or contained in the Partnership Agreement.
     9. Ownership of Valero OLP GP by the Partnership. The Partnership owns 100% of the issued and outstanding capital stock of Valero OLP GP; such shares of capital stock have been duly authorized and validly issued in accordance with the certificate of incorporation and bylaws of Valero OLP GP, as amended to date, and are fully paid and nonassessable; and the Partnership owns such shares of capital stock free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation.
     10. Ownership of the General Partner Interest in Valero OLP. Valero OLP GP is the sole general partner of Valero OLP with a 0.01% general partner interest in Valero OLP; such general partner interest has been duly authorized and validly issued in accordance with the Valero OLP Partnership Agreement; and Valero OLP GP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Valero OLP GP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or contained in the Valero OLP Partnership Agreement.
     11. Ownership of the Limited Partner Interest in Valero OLP. The Partnership is the sole limited partner of Valero OLP with a 99.99% limited partner interest in Valero OLP; such limited partner interest has been duly authorized and validly issued in accordance with the Valero OLP Partnership Agreement and is fully paid (to the extent required under the Valero OLP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303 and 17-607 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or contained in the Valero OLP Partnership Agreement.

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     12. Ownership of Kaneb Services by the Partnership. The Partnership is the sole member of Kaneb Services and owns 100% of the issued and outstanding membership interests in Kaneb Services; such membership interests have been duly authorized and validly issued in accordance with the Kaneb Services LLC Agreement and are fully paid (to the extent required under the Kaneb Services LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303 and 18-607 of the Delaware LLC Act); and the Partnership owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.
     13. Ownership of Kaneb GP. Kaneb Services is the sole member of Kaneb GP and owns 100% of the issued and outstanding membership interests in Kaneb GP; such membership interests have been duly authorized and validly issued in accordance with the Kaneb GP LLC Agreement and are fully paid (to the extent required under the Kaneb GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-303 and 18-607 of the Delaware LLC Act); and Kaneb Services owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Kaneb Services as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.
     14. Ownership of the General Partner Interest in KPP. Kaneb GP is the sole general partner of KPP with a 1% general partner interest in KPP; such general partner interest has been duly authorized and validly issued in accordance with the KPP Partnership Agreement; and Kaneb GP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Kaneb GP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or contained in the KPP Partnership Agreement.
     15. Ownership of the Limited Partner Interest in KPP. The Partnership is the sole limited partner of KPP with a 99% limited partner interest in KPP; such limited partner interest has been duly authorized and validly issued in accordance with the KPP Partnership Agreement and is fully paid (to the extent required under the KPP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303 and 17-607 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or contained in the KPP Partnership Agreement.

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     16. Ownership of the General Partner Interest in KPOP. Kaneb GP is the sole general partner of KPOP with a 1% general partner interest in KPOP; such general partner interest has been duly authorized and validly issued in accordance with the KPOP Partnership Agreement; and Kaneb GP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Kaneb GP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or contained in the KPOP Partnership Agreement.
     17. Ownership of the Limited Partner Interest in KPOP. KPP is the sole limited partner of KPOP with a 99% limited partner interest in KPOP; such limited partner interest has been duly authorized and validly issued in accordance with the KPOP Partnership Agreement and is fully paid (to the extent required under the KPOP Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303 and 17-607 of the Delaware LP Act); and KPP owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming KPP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or contained in the KPOP Partnership Agreement.
     18. No Preemptive Rights, Registration Rights or Options. Except as identified in the most recent Preliminary Prospectus and rights that have been waived, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of any equity securities of the Company pursuant to the LLC Agreement or any other agreement or instrument listed as an exhibit to the Registration Statement to which the Company is a party or by which it may be bound. To such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Offered Units as contemplated by the Underwriting Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Company other than rights which have been waived.
     19. Authority and Authorization. All corporate, partnership and limited liability company action, as the case may be, required to be taken by the Company, the Selling Unitholder Parties or the Valero MLP Parties or any of their respective unitholders, stockholders, members or partners for the authorization, sale and delivery of the Offered Units, the execution and delivery of the Underwriting Agreement, the Transaction Documents and the consummation of the transactions (including the Transactions) contemplated by the Underwriting Agreement and the Transaction Documents, has been validly taken.
     20. Authorization, Execution and Delivery of the Underwriting Agreement. The Underwriting Agreement has been duly authorized and validly executed and delivered by the Company and each of the Selling Unitholder Parties.
     21. Authorization, Execution, Delivery and Enforceability of Certain Agreements.

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     (a) The Transaction Documents have been duly authorized, executed and delivered by the parties thereto and are valid and legally binding agreement of the parties thereto, enforceable against such parties in accordance with its terms; and
     (b) the LLC Agreement has been duly authorized, executed and delivered by each Valero Energy Subsidiary and is a valid and legally binding agreement of each Valero Energy Subsidiary, enforceable against each Valero Energy Subsidiary in accordance with its terms;
     provided that, with respect to each agreement described above, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.
     22. Authorization, Execution, Delivery and Enforceability of Certain Valero MLP Parties Agreements. The Valero GP LLC Agreement, the Riverwalk Holdings LLC Agreement, the GP Partnership Agreement, the Partnership Agreement, the Valero OLP Partnership Agreement and the KPOP Partnership Agreement have been duly authorized, executed and delivered by the parties thereto. Each of the MLP Organizational Documents will be a valid and legally binding agreement of the parties thereto, enforceable against such parties in accordance with their terms; provided that, with respect to the agreements described in this Section 22, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided further; that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.
     23. Title to Offered Units. Immediately prior to each Delivery Date, each Selling Unitholder owned of record the Offered Units to be sold by such Selling Unitholder under the Underwriting Agreement on such Delivery Date, free and clear of all liens, encumbrances, equities or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming any of the Selling Unitholders as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) pursuant to any agreement or instrument listed as an exhibit to the Registration Statement, and each Selling Unitholder had the requisite corporate, limited liability company or limited partnership (as applicable) power and authority to sell, assign, transfer and deliver such Offered Units to be sold by such Selling Unitholder under the Underwriting Agreement.
     24. Underwriters are Protected Purchasers. Upon payment for the Offered Units to be sold by each Selling Unitholder, delivery of such Offered Units, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Offered Units in the name of Cede or such other nominee and the crediting of such Offered Units on the books of DTC to “securities accounts” (within the meaning of Section 8-501(a) of the NY UCC) of the Underwriters

6

(assuming that neither DTC nor any such Underwriter has notice of any “adverse claim” (within the meaning of Section 8-105 of the NY UCC to such Offered Units)), (i) the Underwriters will acquire a valid “security entitlement” (within the meaning of Section 8-102(a)(17) of the NY UCC) in respect of such Offered Units and (ii) no action based on any “adverse claim”, within the meaning of Section 8-102(a)(1) of the NY UCC, to such Offered Units may be asserted against the Underwriters with respect to such “security entitlement”. For purposes of this opinion, such counsel may assume that when such payment, delivery and crediting occur, (A) such Offered Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s unit registry in accordance with its certificate of formation, limited liability company agreement and applicable law, (B) DTC will be registered as a “clearing corporation” (within the meaning of Section 8-102(a)(5) of the NY UCC) and (C) appropriate entries to the “securities accounts” of the several Underwriters on the records of DTC will have been made pursuant to the NY UCC.
     25. No Violation. Except in respect of which waivers, consents or acknowledgements have been obtained, none of the (i) offering or sale by the Selling Unitholders of the Offered Units, (ii) the execution, delivery and performance of the Underwriting Agreement and the Transaction Documents by the Company, the Valero MLP Parties and the Selling Unitholders that are parties thereto or (iii) the consummation of any other transactions (including the Transactions) contemplated by the Underwriting Agreement or the Transaction Documents or the fulfillment of the terms hereof or thereof, will result in a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, or result in a change of control under, or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company, the Valero MLP Parties or the Selling Unitholders pursuant to (i) the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, the charter or bylaws, or any other organizational documents of any of the Company, the Valero MLP Parties or the Selling Unitholders, (ii) the Underwriting Agreement or the Transaction Documents or any other agreement filed as an exhibit to the Registration Statement; or (iii) the Delaware LP Act, the Delaware LLC Act, the Delaware General Corporation Law (“DGCL”), the laws of the State of Texas or federal law, which breaches, violations, defaults or liens, in the case of clauses (ii) or (iii) would reasonably be expected to have a Material Adverse Effect, or could materially impair the ability of any of the Company, the Valero MLP Parties or the Selling Unitholders to perform their obligations under the Underwriting Agreement or the Transaction Documents.
     26. No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification of or with any federal or Delaware Court, governmental agency or body having jurisdiction over the Company, the Valero MLP Parties or the Selling Unitholders or any of their properties is required for the offering or sale by the Selling Unitholders of the Offered Units, the execution and delivery of, or the consummation by the Company and the Selling Unitholders of the Transactions contemplated by, this Agreement except for (i) such permits, consents, approvals and similar authorizations required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws, (ii) such consents that have been obtained, (iii) such consents that, if not obtained, would not have a Material Adverse Effect and (iv) as disclosed in the most recent Preliminary Prospectus.

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     27. Effectiveness of Registration Statement. The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein. To the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding or examination for such purpose has been instituted or threatened by the Commission.
     28. Form of Registration Statement and Prospectus. The Registration Statement, on the Effective Date and on the applicable Delivery Date, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date, were, on their face, appropriately responsive, in all material respects, to the requirements of the Securities Act and the Rules and Regulations, except that in each case such counsel need express no opinion with respect to the financial statements or other financial and statistical data contained in or omitted from the Registration Statement or the Prospectus.
     29. Description of Units. The statements made in the Prospectus under the caption “Description of Our Units,” insofar as they purport to constitute summaries of the terms of the Units (including the Offered Units), constitute accurate summaries of the terms of such Units in all material respects.
     30. Descriptions and Summaries. The statements made in the Prospectus under the captions “Our Cash Distribution Policy and Restrictions on Distributions,” “How We Make Cash Distributions,” “Certain Relationships and Related Transactions,” “Conflicts of Interest and Fiduciary Duties,” “Cash Distribution Policy of Valero L.P.,” “Description of Our Limited Liability Company Agreement,” “Material Provisions of Valero L.P.’s Partnership Agreement” and “Investment in Us by Employee Benefit Plans” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal and governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects. The description of the statutes and regulations set forth in the Prospectus under the captions “Business of Valero GP Holdings, LLC—Environmental and Safety Regulation,” “Business of Valero L.P.—Rate Regulation” and “Business of Valero L.P.—Environmental and Safety Regulation” fairly describe in all material respects the portions of the statutes and regulations addressed thereby.
     31. Tax Matters. The statements made in the Prospectus under the caption “Material Tax Consequences,” insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects; and the opinion of such counsel filed as Exhibit 8.1 to the Registration Statement is confirmed, and the Underwriters may rely upon such opinion as if it were addressed to them.
     32. Investment Company. None of the Company or Valero MLP Parties is and, after giving effect to the offer and sale of the Offered Units and the application of the proceeds therefrom as described under “Use of Proceeds” in the Prospectus, none of them will be an

8

“investment company” within the meaning of such term under the Investment Company Act, and the rules and regulations of the Commission thereunder.
     33. Material Contracts and Litigation. To the knowledge of such counsel, there are no (i) contracts or other documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed therewith as required or (ii) legal or governmental proceedings pending to which any of the Company or Valero MLP Parties is a party or of which any property or assets of any of the Company or Valero MLP Parties is the subject that is required to be described in the Registration Statement or Prospectus and which is not so described; and to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or others.
          In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the Company and the Selling Unitholder Parties and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (iii) state that its opinion is limited to matters governed by the federal laws of the United States of America and the Delaware LP Act, the Delaware LLC Act, the DGCL, Texas law and New York law and (iv) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the members or limited partners of the Company or any of the Valero MLP Parties may be subject.
          In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company and the independent registered public accounting firms of the Company and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:
          (A) the Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
          (B) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or
          (C) the Prospectus, as of its issue date and as of such Time of Delivery contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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          it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, any other financial, accounting or statistical data, included in, or excluded from, the Registration Statement or the Prospectus or the Pricing Disclosure Package, and (ii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

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EXHIBIT B-2
FORM OF OPINION OF BRADLEY C. BARRON
          1. Formation and Qualification. Each of the Operating Subsidiaries is validly existing and in good standing as a limited partnership, limited liability company or corporation, as applicable, under the laws of its jurisdiction of organization with full partnership, limited liability company or corporate power and authority, as the case may be, necessary to own or lease its properties currently owned or leased or to be owned or leased at each Delivery Date, if any, and to conduct its business as currently conducted or to be conducted at each Delivery Date, in each case in all material respects as described in the most recent Preliminary Prospectus, and each such entity is duly registered or qualified to do business and is in good standing as a foreign limited partnership, limited liability company or corporation, as applicable, in each jurisdiction set forth opposite its name on Annex 1 to this opinion.
          2. Ownership of the Operating Subsidiaries. Except as set forth on Annex 2 to this opinion, each of Valero OLP and KPOP, as applicable, own 100% of the outstanding capital stock, membership interests or partnership interests, as the case may be, in each of the Operating Subsidiaries; the membership interests or partnership interests of STOP and Shore Terminals have been duly authorized and validly issued in accordance with the applicable Operating Subsidiary Operative Document and, except in the case of the general partner interests, are fully paid (to the extent required under the applicable Operating Subsidiary Operative Document) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act or Section 17-607 of the Delaware LP Act, as the case may be); and each of Valero OLP and KPOP, as applicable, own all such stock, membership interests or partnership interests, as the case may be, free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming any of Valero OLP or KPOP as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or Delaware LP Act, as the case may be.
          3. No Preemptive Rights. Except as identified in the most recent Preliminary Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of any equity securities of the Company pursuant to any agreement or instrument known to such counsel to which the Company is a party or is subject, other than LLC Agreement. To such counsel’s knowledge, except as described in the Prospectus, there are no outstanding options, warrants or other rights to purchase or exchange any Units of the Company.
          4. No Violation. None of the (i) offering or sale by the Selling Unitholders of the Offered Units, (ii) the execution, delivery and performance of the Underwriting Agreement by the Company and the Operative Agreements by the Company and Valero MLP Parties that are parties thereto or (iii) the consummation of any other transactions contemplated by the Underwriting Agreement or the Operative Agreements (including the Transactions) or the fulfillment of the terms hereof or thereof, will result in a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, or result in a change of control under, or imposition of any lien, charge or encumbrance upon any property or assets of any of Company or the Valero MLP Parties pursuant to (A) any agreement, lease or other instrument known to such counsel to which any of the Company or the Valero MLP Parties is a party or by which any of them or their properties is subject, (other than any of the Operative Agreements or any other agreement filed as an exhibit to the Registration Statement, to which such counsel is not opining), or (B) to such counsel’s knowledge, any judgment, order, decree, injunction, rule or regulation of any court, arbitrator or governmental agency or body having jurisdiction over any of the Company or the Valero MLP Parties or any of their assets or properties, which breaches, violations, defaults or liens would reasonably be expected to have a Material Adverse Effect, or could materially impair the ability of any of the Company or the Valero MLP Parties to perform their obligations under the Underwriting Agreement or the Operative Agreements.
          5. Permits. To the knowledge of such counsel, the Company and each of the Valero MLP Parties has such Permits as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the most recent Preliminary Prospectus, except for any of the foregoing that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company and each of the Valero MLP Parties has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect.
          In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon representations of the Company and the Selling Unitholders set forth in the Underwriting Agreement and upon certificates of officers and employees of the Company and the Selling Unitholders and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (iii) state that its opinion is limited to matters governed by the federal laws of the United States of America and the Delaware LP Act, the Delaware LLC Act, the DGCL and Texas law.
          In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company and the independent registered public accounting firms of the Company and your representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:
          (A) the Registration Statement, as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

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          (B) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or
          (C) the Prospectus, as of its issue date and as of such Time of Delivery contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
          it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, any other financial, accounting or statistical data, included or incorporated or deemed incorporated by reference in, or excluded from, the Registration Statement or the Prospectus or the Pricing Disclosure Package, and (ii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

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